united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, Nebraska, 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, New York, 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/15

Item 1. Reports to Stockholders.

Newfound Risk Managed Global Sectors Fund
Class A Shares NFGAX
Class C Shares NFGCX
Class I Shares NFGIX

Newfound Total Return Fund
Class A Shares NFBAX
Class C Shares NFBCX
Class I Shares NFBIX

Newfound Multi-Asset Income Fund
Class A Shares NFMAX
Class C Shares NFMCX
Class I Shares NFMIX

Annual Report

March 31, 2015

Dear Shareholders,

          We are pleased to provide our first Annual Letter to Shareholders. The Newfound Risk Managed Global Sectors Fund (the “Fund”) officially launched on May 19, 2014.

Market Thoughts

          If you were lucky, you never heard anything about “the dress” that took the Internet and social media by storm in February 2015. The photo that launched a thousand tweets was of a washed-out dress which, depending with whom you spoke, was either blue with black lace or white with gold lace. Same picture, wildly different interpretations.

          If you were unlucky, you found that at first mention of the dress, polite dinner conversation devolved into spectacularly heated debate about rods and cones, shadow versus overexposure, and color balance.

          Now, why do we bring up the great dress debate of Q1 2015? To highlight an important point: “people cognize and interpret information to fit what they already believe.”1

          When it comes to physical perception, there are many more connections between the neurons in our brains than there are connections bringing sensory information in from the world - so our brains work to infer and even predict the gaps. When the sensory data stops lining up with the prediction, we either change our prediction or we manipulate the sensory information we receive. So whether it is a gold-white/black-blue dress or the famous duck-rabbit illustration2, almost everything can be construed in multiple ways. Our brain, however, seems to favor one interpretation at a time.

          How we ultimately perceive ambiguities can be heavily influenced by underlying motivations. Interestingly, even if that motivation is reversed sometime after initial perception, the original interpretation can still stick. As it turns out, giving meaning to an ambiguous object removes the ambiguity from it. If we’re motivated to first see a duck, we’ll see a duck. If we’re given external motivation at a later date to see a rabbit we may very well still see a duck. Simply providing more accurate information to all parties of a debate – say, for example, about the color of

1 Quote from Leon Festinger, the father of “cognitive dissonance.”
2 A famous illusion in which some people see a duck and some see a rabbit. On Easter Sunday, more children will see a rabbit; on other Sundays, they are more likely to see a duck. Brugger, P. & Brugger, S. The Easter Bunny in October: Is it disguised as a duck? Perceptual and Motor Skills 76, 577-578 (1993).

the dress – cannot necessarily resolve it. One side does not simply think more analytically while the other languishes in ignorance; both just see the color they know is there.

          Quantitative easing in the Eurozone, a strengthening U.S. dollar, negative interest rates, rising interest rates, falling oil prices, global deflation, equity valuations: all major topics and, in our opinion, market equivalents of duck-rabbit illustrations. Market analysts and participants have their entrenched perceptions as to the ultimate impact of each of these macro-economic events, but evidence suggests that they are frequently being led astray by a smorgasbord of cognitive biases.

          We believe that only through controlling these biases can we prevent them from compounding and leading even the best-laid asset management plans astray.

          Unfortunately, we’re talking about hard-wired mental deficiencies here. This is not a case of training ourselves to be more analytically minded; we simply need to accept that we are all inherently irrational in our decision-making.

          We both probably would have put money on the dress being white and gold. When we look at the original picture, we still see a white and gold dress. Simply knowing that it is blue and black does not change anything. We certainly do not expect to be so deceived by our own senses.

          Many investors make this same mistake every day.

          For these reasons we embrace simple, rule-driven processes powered by quantitative models. We actively try to avoid holding an opinion on near- or long-term economic outlooks. Instead of trying to outsmart an ever changing and chaotic market we stick to simple methods that are well grounded in theory and proven empirically. And then we spend every day trying to think about ways in which we may be wrong: because being deceived by our own senses may be the greatest risk of all.

Performance and Positioning Review

          The Newfound Risk Managed Global Sectors Fund returned 1.31%, 0.58%, and 1.49% on a total-return basis from launch through March 31, 2015 for the Class A shares, Class C shares, and Class I shares, respectively. This compares to 3.83% for the MSCI ACWI Net Return Index and 0.73% for the Barclays U.S. 1-3 Year Treasury Bond Index.

          Through the end of 3Q14, the Fund was fully invested in the equity market. None of the eleven sectors in the universe was removed from the Fund at any point. The Fund’s continued bullish positioning was reflective of our model’s belief that the global equity market sell-off in late July / early August was a healthy correction following an extended market rally. In fact, the bottom of the global equity market for the quarter occurred on August 7, 2014, when the MSCI ACWI Net Return Index dropped below 187. This represented a 4.0% drawdown3 from the index’s all-time high at that point in time. To put this into perspective, this was only the third largest drawdown since January 2013, a period over which the MSCI ACWI was up approximately 29%.

          From a sector perspective, the big story was Energy, which had its worst quarter since 3Q11. The iShares S&P Global Energy Sector ETF (ticker: IXC, we had no allocation to IXC as of March 31, 2015), which we use to invest in the energy sector, lost 9.7% during the quarter. This drop coincided with rapidly declining oil prices. WTI oil futures ended September at $91.16 after opening the quarter above $105 per barrel. Oil’s decline was sparked by some combination of (1) disappointing European and Chinese economic data, (2) seasonal declines in refinery demand, (3) seasonal increases in Saudi oil exports and (4) increasing Libyan oil exports. Notably, these negative price factors outweighed continued geopolitical uncertainty in Russia and Iraq.

          In 4Q14, we rebalanced the Fund eight times. Three of the rebalances occurred during and immediately following the sharp October sell-off. At the bottom of the dip, six of the eleven sectors we consider had negative signals, four had neutral signals, and one had a positive signal. The sectors with negative signals were Industrials, Energy, Financials, Telecommunications, Materials, and Consumer Discretionary. A short-term U.S. Treasuries position was first introduced into the portfolio on October 20, 2014. As we continued to rebalance gradually, in keeping with our tranche-based rebalancing rules, the short-term U.S. Treasury position peaked at just under 20% of the portfolio on October 27, 2014.

          As the market recovered in the coming weeks, many sectors with negative/neutral signals saw their status return to neutral/positive. As these sectors were reintroduced, the short-term U.S. Treasury position was reduced and eventually eliminated on November 24, 2014. The two exceptions were Energy and Materials, which remained out of the portfolio. For the quarter, the biggest detractors from performance were the slight whipsaw into and out of cash following the October sell-off, an underweight to Consumer Discretionary, and underperformance of our equal sector weight base portfolio vs. the market-cap weight benchmark. These detractors were partially offset by the trade out of Energy and overweights to Health Care, Technology, and Consumer Staples.

          Returning to the whipsaw costs discussed above, it’s always easy in hindsight to say that a trade was either good or bad. At Newfound, we are more focused on whether our portfolios are positioned to deliver on their stated target outcomes. As mentioned previously, at the bottom of the market in October, we had a little bit less than a 20% cash equivalents position. At this point, NFGIX was in a 9.7%

3 Drawdown is a measure of the decline of a security from its historical peak over a reference period. In this case, drawdown is measured since index launch.

drawdown. We always talk about trying to limit maximum drawdown in this product to somewhere around 20-25%. On October 16, 2014, we estimated that another 2.5% downward movement in the global markets would have triggered the model to recommend a 100% short-term U.S. Treasury position. While this recommendation would have been implemented per our rebalancing rules, it nonetheless suggests that the models were well positioned to deliver on our downside protection goals had the sell-off continued.

          The Fund was fully invested in equities for the entirety of 1Q15. In terms of sector calls, the Fund was never invested in less than eight sectors. Financials, Infrastructure, Materials, Telecommunications, and Utilities all were on the sideline at some point during the quarter. Energy was excluded from the portfolio for the entire quarter. The most significant contributors to performance over this period were trades to reduce or eliminate sectors with significant oil price exposure as well as the decision to remain fully invested in equities in a strong quarter for the asset class. The biggest detractor from performance was our equal weight sector base portfolio underperforming the market-capitalization weighted benchmark.

Looking Ahead

          At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

          As of March 31, 2015, we were invested materially in eight of the eleven sectors in our universe. The three sectors excluded from the portfolio were Energy, Infrastructure, and Utilities. While a defensive move does not appear imminent, the portfolio is well positioned to move defensive quickly should market choppiness turn into a full-blown sell-off. We would need a correction of approximately 5% for a cash equivalents position to be initiated and a sell-off of more than 10% for the portfolio to go fully to cash equivalents.

          We thank you for your continued support and for allowing us to serve you and the Fund.

Sincerely,

Corey Hoffstein, Chief Investment Officer
Justin Sibears, Managing Director

NLD Code: 5361-NLD-06/09/2015

Dear Shareholders,

          We are pleased to provide our first Annual Letter to Shareholders. The Newfound Multi-Asset Income Fund (the “Fund”) officially launched on September 8, 2014.

Market Thoughts

          If you were lucky, you never heard anything about “the dress” that took the Internet and social media by storm in February of 2015. The photo that launched a thousand tweets was of a washed-out dress which, depending with whom you spoke, was either blue with black lace or white with gold lace. Same picture, wildly different interpretations.

          If you were unlucky, you found that at first mention of the dress, polite dinner conversation devolved into spectacularly heated debate about rods and cones, shadow versus overexposure, and color balance.

          Now, why do we bring up the great dress debate of Q1 2015? To highlight an important point: “people cognize and interpret information to fit what they already believe.”1

          When it comes to physical perception, there are many more connections between the neurons in our brains than there are connections bringing sensory information in from the world – so our brains work to infer and even predict the gaps. When the sensory data stops lining up with the prediction, we either change our prediction or we manipulate the sensory information we receive. So whether it is a gold-white/black-blue dress or the famous duck-rabbit illustration2, almost everything can be construed in multiple ways. Our brain, however, seems to favor one interpretation at a time.

          How we ultimately perceive ambiguities can be heavily influenced by underlying motivations. Interestingly, even if that motivation is reversed sometime after initial perception, the original interpretation can still stick. As it turns out, giving meaning to an ambiguous object removes the ambiguity from it. If we’re motivated to first see a duck, we’ll see a duck. If we’re given external motivation at a later date to see a rabbit we may very well still see a duck. Simply providing more accurate information to all parties of a debate – say, for example, about the color of the dress – cannot necessarily resolve it. One side does not simply think more

1 Quote from Leon Festinger, the father of “cognitive dissonance.”
2 A famous illusion in which some people see a duck and some see a rabbit. On Easter Sunday, more children will see a rabbit; on other Sundays, they are more likely to see a duck. Brugger, P. & Brugger, S. The Easter Bunny in October: Is it disguised as a duck? Perceptual and Motor Skills 76, 577-578! (1993).

analytically while the other languishes in ignorance; both just see the color they know is there.

          Quantitative easing in the Eurozone, a strengthening U.S. dollar, negative interest rates, rising interest rates, falling oil prices, global deflation, equity valuations: all major topics and, in our opinion, market equivalents of duck-rabbit illustrations. Market analysts and participants have their entrenched perceptions as to the ultimate impact of each of these macro-economic events, but evidence suggests that they are frequently being led astray by a smorgasbord of cognitive biases.

          We believe that only through controlling these biases can we prevent them from compounding and leading even the best-laid asset management plans astray.

          Unfortunately, we’re talking about hard-wired mental deficiencies here. This is not a case of training ourselves to be more analytically minded; we simply need to accept that we are all inherently irrational in our decision-making.

          We both probably would have put money on the dress being white and gold. When we look at the original picture, we still see a white and gold dress. Simply knowing that it is blue and black does not change anything. We certainly do not expect to be so deceived by our own senses.

          Many investors make this same mistake every day.

          For these reasons we embrace simple, rule-driven processes powered by quantitative models. We actively try to avoid holding an opinion on near- or long-term economic outlooks. Instead of trying to outsmart an ever changing and chaotic market we stick to simple methods that are well grounded in theory and proven empirically. And then we spend every day trying to think about ways in which we may be wrong: because being deceived by our own senses may be the greatest risk of all.

Performance and Positioning Review

          The Newfound Multi-Asset Income Fund returned 1.00%, 0.50%, and 1.10% on a total-return basis from launch through March 31, 2015 for the Class A shares, Class C shares, and Class I shares, respectively. This compares to 4.49% for the S&P 500 Total Return Index and 3.21% for the Barclays U.S. Aggregate Bond Index.

          We rebalanced the Fund four times from launch through the end of 2014. Three of the rebalances occurred during/immediately following the sharp early October sell-off. These rebalances significantly altered the portfolio’s allocations. We moved from a heavy satellite fixed income bias to a heavy satellite equities3 bias.

3 We classify the asset classes in the investment universe into five categories. Core Equities includes U.S. dividend stocks, international dividend stocks and infrastructure. Satellite Equities includes.

Prior to these trades, bank loans and high yield bonds were two of our largest positions. We completely eliminated these positions, moving the bulk of the proceeds to preferreds, mortgage real estate investment trusts (“REITs”), investment grade corporate bonds and U.S. dollar denominated emerging market bonds. We also removed small positions in international Treasuries, local currency emerging market bonds and international dividend stocks.

          The fourth and final rebalance of the year occurred on the last Monday of 2014. This trade reduced our U.S. dollar denominated emerging bond position by almost a third and eliminated our master limited partnerships (“MLPs”) position entirely. The proceeds were scattered among long-term U.S. Treasuries, U.S. REITs, investment grade corporate bonds and U.S. dividend stocks.

          2014 highlighted that with any tactical strategy there are two main return drivers: (1) the overall performance of the investment universe and (2) the impact of the tactical decisions to rotate within that investment universe. It was an interesting year in that our tactical decisions added significant value, but not quite enough to completely make up for what turned out to be a very difficult time period for high-income asset classes. For the period, only two and six of the sixteen exposures in the universe beat the S&P 500 Total Return Index and the Barclays U.S. Aggregate Bond Index, respectively. The main drivers of these trends were rising oil prices, expanding credit spreads, and a strengthening U.S. dollar. The only positives for the income universe were declining rates and a strong equity market.

          In terms of tactical decisions, overweights to mortgage REITs and Preferreds were very accretive to performance. Avoiding or underweighting MLPs, international Treasuries, local currency denominated emerging market bonds, and international dividend stocks were also positive contributors to returns.

          The only two allocation decisions that detracted meaningfully from performance were the position in U.S. dollar denominated emerging market bonds and an underweight to long-term U.S. Treasuries. These two decisions are interesting to consider because their genesis is different. There are two independent processes that drive investment decisions in the fund:

1)	Our dynamic, volatility-adjusted momentum model is used to determine which of the sixteen exposures in the investment universe should be included in the portfolio.

U.S. real estate investment trusts, international real estate investment trusts, mortgage real estate investment trusts, preferred equities and master limited partnerships. Core Fixed Income includes long-term U.S. Treasuries, investment grade corporate bonds and international Treasuries. Satellite Fixed Income includes local currency emerging market bonds, U.S. dollar denominated emerging market bonds, high yield corporate bonds, bank loans and convertible bonds. Cash Equivalents includes short-term U.S. Treasuries.

2)	The exposures that are included are then weighted in proportion to their risk-adjusted yield4.

          The negative impact from the emerging market bond position was the result of an incorrect signal in step #1. In terms of U.S. Treasuries, the signal was actually correct in that the exposure was included in the portfolio for the entire quarter. However, it was underweight in step #2 because U.S. Treasury yields are very low relative to the volatility incurred by holding them. We are perfectly happy to be “wrong” in this way, because we are as concerned with managing risk as we are with generating returns. In fact, the potential benefit of the risk-adjusted yield portion of our process can be seen with another example: MLPs. MLPs have also been offering a relatively unattractive yield-to-risk trade-off for quite some time. As a result, the Fund had an allocation to MLPs of less than 5% even before our signal on MLPs turned negative in November.

          Momentum in the income universe began 2015 mixed with our models assigning seven asset classes positive signals, two neutral signals, and seven negative signals. Over the course of 1Q15, strength in these asset classes increased significantly. The number of positive/neutral/negative signals assigned by our models was 6/4/6 at the end of January, 8/4/4 at the end of February, and 10/3/3 at the end of March. As a result of these positive changes, there were five rebalances during the quarter.

          The January rebalances focused on increasing the duration of the portfolio following renewed drops in interest rates. In February, U.S. dollar denominated emerging market bonds were added back to the portfolio while international dividend stocks were swapped for global infrastructure. In March, we welcomed covered calls5 and bank loans into the mix. The end product of the improving momentum profile is that the portfolio is more diversified at fiscal year end than it has been since October 2014.

          Generally, 1Q15 saw much better overall performance from the high-income universe relative to 4Q14. For the period, eleven of the sixteen exposures in the universe beat the S&P 500 Total Return Index and nine of the sixteen exposures in the universe beat the Barclays U.S. Aggregate Bond Index.

          The most significant contributors to performance for the quarter were overweights to preferreds and mortgage REITs, which both continued to offer the

4 Risk-adjusted yield is defined as the ratio of 12-month trailing yield to volatility. The 12-month trailing yield is computed by dividing the total of all distributions paid by the security over the last 12 months by the current price of the security. Volatility is a statistical measure of the dispersion of returns for a given security or market index. Commonly, the higher the volatility, the riskier the security.
5 A covered call strategy is a strategy where an investor sells, or “writes”, call options against shares of stock that the investor already owns. The strategy is typically used in an attempt to generate higher income.

best yield-to-risk trade-off in the universe. Decisions to avoid MLPs (down 5.6% on falling oil prices) and international Treasuries (down 4.0% due to a strengthening dollar) were also accretive to returns. The largest detractor was excluding international REITs from the portfolio until February 2015 on the back of a large decline in the second half of 2014 only to see the asset class recover significantly in the opening weeks of the new year.

Looking Ahead

          At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

          As of March 31, 2015, we were invested in ten of the sixteen exposures in our universe. However, the actual allocations are somewhat concentrated, with three positions (preferreds, mortgage REITs, and U.S. investment grade corporates) accounting for more than 60% of the portfolio. Most of the exposures excluded from the portfolio either have significant energy exposure (MLPs, high yield bonds) or currency exposure (international Treasures, emerging market bonds denominated in local currency, international dividend stocks). The sole excluded exposure that does not fit this pattern is convertible bonds.

          During the year, we made one investment universe change. At a recent investment committee meeting, we approved a swap of covered calls for infrastructure. We are constantly evaluating the universe to find the most complementary income exposures. We believe that the covered call ETF will add more diversification to our existing equity exposures than did infrastructure. Given where interest rates sit, covered call strategies are particularly compelling in that they can potentially increase their income profile and appreciate in value in low and rising interest rate environments.

          We thank you for your continued support and for allowing us to serve you and the Fund.

Sincerely,

Corey Hoffstein, Chief Investment Officer
Justin Sibears, Managing Director

NLD Code: 5360-NLD-06/09/2015

Dear Shareholders,

          We are pleased to provide our first Annual Letter to Shareholders. The Newfound Total Return Fund (the “Fund”) officially launched on September 8, 2014.

Market Thoughts

          If you were lucky, you never heard anything about “the dress” that took the Internet and social media by storm in February of 2015. The photo that launched a thousand tweets was of a washed-out dress which, depending with whom you spoke, was either blue with black lace or white with gold lace. Same picture, wildly different interpretations.

          If you were unlucky, you found that at first mention of the dress, polite dinner conversation devolved into spectacularly heated debate about rods and cones, shadow versus overexposure, and color balance.

          Now, why do we bring up the great dress debate of Q1 2015? To highlight an important point: “people cognize and interpret information to fit what they already believe.”1

          When it comes to physical perception, there are many more connections between the neurons in our brains than there are connections bringing sensory information in from the world – so our brains work to infer and even predict the gaps. When the sensory data stops lining up with the prediction, we either change our prediction or we manipulate the sensory information we receive. So whether it is a gold-white/black-blue dress or the famous duck-rabbit illustration2, almost everything can be construed in multiple ways. Our brain, however, seems to favor one interpretation at a time.

          How we ultimately perceive ambiguities can be heavily influenced by underlying motivations. Interestingly, even if that motivation is reversed sometime after initial perception, the original interpretation can still stick. As it turns out, giving meaning to an ambiguous object removes the ambiguity from it. If we’re motivated to first see a duck, we’ll see a duck. If we’re given external motivation at a later date to see a rabbit we may very well still see a duck. Simply providing more accurate information to all parties of a debate - say, for example, about the color of the dress – cannot necessarily resolve it. One side does not simply think more analytically while the other languishes in ignorance; both just see the color they know is there.

1 Quote from Leon Festinger, the father of “cognitive dissonance.”
2 A famous illusion in which some people see a duck and some see a rabbit. On Easter Sunday, more children will see a rabbit; on other Sundays, they are more likely to see a duck. Brugger, P. & Brugger, S. The Easter Bunny in October: Is it disguised as a duck? Perceptual and Motor Skills 76, 577-578! (1993).

Know is there.

          Quantitative easing in the Eurozone, a strengthening U.S. dollar, negative interest rates, rising interest rates, falling oil prices, global deflation, equity valuations: all major topics and, in our opinion, market equivalents of duck-rabbit illustrations. Market analysts and participants have their entrenched perceptions as to the ultimate impact of each of these macro-economic events, but evidence suggests that they are frequently being led astray by a smorgasbord of cognitive biases.

          We believe that only through controlling these biases can we prevent them from compounding and leading even the best-laid asset management plans astray.

          Unfortunately, we’re talking about hard-wired mental deficiencies here. This is not a case of training ourselves to be more analytically minded; we simply need to accept that we are all inherently irrational in our decision-making.

          We both probably would have put money on the dress being white and gold. When we look at the original picture, we still see a white and gold dress. Simply knowing that it is blue and black does not change anything. We certainly do not expect to be so deceived by our own senses.

          Many investors make this same mistake every day.

          For these reasons we embrace simple, rule-driven processes powered by quantitative models. We actively try to avoid holding an opinion on near- or long-term economic outlooks. Instead of trying to outsmart an ever changing and chaotic market we stick to simple methods that are well grounded in theory and proven empirically. And then we spend every day trying to think about ways in which we may be wrong: because being deceived by our own senses may be the greatest risk of all.

Performance and Positioning Review

          The Newfound Total Return Fund returned 1.10%, 0.90%, and 1.20% on a total-return basis from launch through March 31, 2015 for the Class A shares, Class C shares, and Class I shares, respectively. This compares to 3.21% for the Barclays U.S. Aggregate Bond Index.

          We rebalanced the Fund two times between the Fund’s launch date and the end of 4Q14.. The first rebalance occurred in late November. This rebalance consisted of a ~4% allocation away from our Dynamic Alternatives (formerly known as U.S. Equity Dynamic Long/Short) sleeve (which is used for diversification purposes). The proceeds were split roughly 75%/25% between our passive U.S. Treasury sleeve (used as an equity/credit tail hedge) and our 4% Target Excess Yield sleeve (used for income generation potential). The catalyst for this change was increasing equity market volatility during the October sell-off and recovery.

This November rebalance also involved some modest changes within the income sleeve. Specifically, we reduced enhanced short duration and short-term high yield bond exposure in favor of broad U.S. bond market and agency bond exposure.

          The second rebalance occurred in late December. This rebalance continued some of the actions from November, favoring more broad market and agency bond exposure instead of enhanced short duration and short-term high yield bonds. We also made another small increase to the long-term U.S. Treasury position as relative volatility changes continued to favor U.S. government debt.

          The diversification sleeve performed roughly in line with the benchmark, as the positive impact of the ~50% allocation to equities within the sleeve was partially offset by lagging performance in our liquid alternatives positions. Low volatility equities were a particularly strong performer for the period. Our beta long/short position3 also deserves special mention. This position is included to diversify the equity exposure in the sleeve and it did a great job on this front, returning 5.24% in the early October sell-off and 1.06% in the early December sell-off.

          The interesting action really took place in the remaining two sleeves. The equity/credit tail hedge sleeve, which holds long-term U.S. Treasuries, was a major outperformer, returning more than 9% for the quarter as duration bets were rewarded handsomely. On the other hand, the income sleeve was a drag on performance, as the significant credit allocation struggled because credit spreads widened more rapidly than interest rates declined during the period.

          The Fund was rebalanced three times in 1Q15 with all rebalances occurring in January. The first rebalance consisted of a slight increase in long-term U.S. Treasuries sleeve as well as a reconstitution of the liquid alternatives portion of our Dynamic Alternatives sleeve.

          The changes to our liquid alternatives holding reflected universe changes approved during a December investment committee meeting. While the methodology remains the same, the investment universe has changed. Prior to the change, the liquid alternatives exposures that we considered were: value long/short (buy undervalued stocks and sell overvalued stocks), size long/short (buy small companies and sell large companies), momentum long/short (buy companies that have outperformed in the recent past and sell companies that have underperformed

3 The beta of a security or an index is a measure of the risk arising from exposure to general market movements as opposed to factors that are unique to that security or index. A positive beta implies that the security or index will tend to move in the same direction as the general market. A negative beta implies that the security or index will tend to move in the opposite direction as the general market. Long/short is the name used for a set of strategies that involve taking both long and short positions in a set of securities. The Beta Long/Short strategy involves taking long positions in securities with low beta and short positions in securities with high beta.

in the recent past), beta long/short (buy low beta companies and sell high beta companies) and a diversified alternatives strategy.

          We decided to expand the universe to include merger arbitrage4, managed futures5 and hedge-fund replication6, while removing the momentum long/short and size long/short strategies. These changes were made for two primary reasons: (1) liquidity and (2) less reliance on the performance of specific equity factors. We expect that the liquid alternatives portion of the sleeve may continue to offer a profile that strongly diversifies the long-only U.S. equity sleeve.

          The second rebalance reversed the prior increase in the allocation to long-term U.S. Treasuries. In addition, this rebalance implemented changes within the income (4% Target Excess Yield) sleeve. Specifically, improving income-to-risk dynamics in core bonds led to an increase in this diversified exposure at the expense of short duration, agency bonds, and short-term high yield.

          The third rebalance further reduced our long-term U.S. Treasuries position with the proceeds going to the Dynamic Alternatives sleeve, reflecting increased volatility in government bond markets. This rebalance also saw some of our liquid alternative positions adjusted to reflect changing volatility dynamics resulting from the unpegging of the Swiss Franc to the euro.

          The largest contributor to performance during 1Q15 was the position in 20+ Year U.S. Treasuries (+4.2%) as 10-year and 30-year interest rates fell 23 and 21 basis points, respectively. Positions in a hedge fund replication strategy, growth equities, merger arbitrage, and short-term high yield were also accretive to performance.

          The largest detractor from performance during the quarter was our diversified alternatives position due to a drawdown in its currency carry sub-strategy caused by the previously mentioned Swiss Franc revaluation.

Looking Ahead

          At Newfound Research, we utilize a fully quantitative, rule-driven process to govern our investment decisions. While we expect portfolio positioning to change from time-to-time in response to rotational trends that may be emerging between asset classes, as a firm, we do not hold an opinion on near-or-long term economic

4 A hedge fund strategy that seeks to profit from mergers and acquisitions in the equity market. Typically, these strategies involve taking a long position in the company being acquired and also potentially taking a short position in the acquiring company.
5 Managed futures strategies use a rules-based framework to take long and short positions in futures contracts or other derivative securities. A futures contract is a contract between two parties to buy or sell an asset for a price agreed upon today with delivery and payment occurring at a future point.
6 A strategy in which statistical methods are used in an attempt to generate a set of returns that are similar to those offered by broad-based hedge fund indices.

outlooks. As we closed the fiscal year, our portfolio positioning can be instructive as to how our models are interpreting economic and political information flow into the market as it is reflected in price level changes of the asset classes that we track.

          The Fund currently has the maximum exposure of approximately 50% to the income (4% Target Excess Yield sleeve). The remaining 50% is roughly split 37.5% to the diversification sleeve (Dynamic Alternatives) and 12.5% to the equity/credit hedge sleeve (20+ Year U.S. Treasuries). This reflects the relative ranking of volatility among the sleeves with the income sleeve currently experiencing the lowest volatility and the U.S. Treasuries sleeve experiencing the highest volatility.

Equity/Credit Hedge Sleeve (20+ Year U.S. Treasuries)

          We are intentionally not tactical in this sleeve since we believe there is always a place for some U.S. Treasury exposure, regardless of the interest rate environment. What is interesting is that the fear-inducing rising rate environment of 2013 has almost completely reversed. 10-year rates were 1.94% on March 31, 2015 compared to 1.78% at the beginning of 2013 and a 3.04% at the end of 2013. 30-year Treasury rates actually closed our fiscal year at 2.54%, 41 basis points lower than January 2013. What would be dangerous would be to conclude anything definitive about what this means for rates in 2015. Just a bit more than a year ago, the consensus estimate for 10-year rates at the end of 2014 was 3.52%.

Income Sleeve (4% Target Excess Yield)

          The yield environment for global fixed income remains compressed. Of the twenty-four exposures we consider for this sleeve, only four individually offer a yield that is in excess of 4.4%. Those four exposures are two flavors of high yield (short-term and intermediate-term) and two flavors of emerging market bonds (local currency and U.S. dollar denominated). Short-term high yield is currently the only one of the four that offers the necessary income level with a reasonable risk profile. Diversification is also working in our favor with short-term high yield since it is currently exhibiting negative correlation with more than half of the universe. If volatility in short-term high yield were to pick up significantly and this increase was not sufficiently controlled through diversification, then our rule-based process may reduce the yield target to a level that could be achieved without violating our risk limits. This of course assumes that in the meantime no other exposures start to offer the requisite yield level with lower volatility.

Diversification Sleeve (Dynamic Alternatives)

          This sleeve is currently split roughly 50/50 between long equity exposures and liquid alternatives strategies. As our model sits on March 31, 2015, we would need to see a sell-off of around 7% in the U.S. equity markets before we would start reducing our equity exposure.

          We thank you for your continued support and for allowing us to serve you and the Fund.

Sincerely,

Corey Hoffstein, Chief Investment Officer
Justin Sibears, Managing Director

NLD Code: 5362-NLD-06/09/2015

Newfound Risk Managed Global Sectors Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2015

The Fund’s performance figures* for the period ended March 31, 2015 compared to its benchmark:

Since Inception (1)
Newfound Risk Managed Global Sectors Fund - Class A Shares	1.31%
Newfound Risk Managed Global Sectors Fund - Class A Shares With Load	(4.51)%
Newfound Risk Managed Global Sectors Fund - Class C Shares	0.58%
Newfound Risk Managed Global Sectors Fund - Class I Shares	1.49%
MSCI All Country World Index **	3.83%

Comparison of the Change in Value of a $10,000 Investment

* The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.75%, 2.50% and 1.50% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.
** The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.
(1)The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.

The Fund’s holdings by asset class as of March 31, 2015 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds	99.9%
Short-Term Investments	0.8%
Liabilities in Excess of Other Assets	(0.7)%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Newfound Total Return Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2015

The Fund’s performance figures* for the period ended March 31, 2015, compared to its benchmark:

Since Inception (1)
Newfound Total Return Fund - Class A Shares	1.10%
Newfound Total Return Fund - Class A Shares With Load	(4.71)%
Newfound Total Return Fund - Class C Shares	0.90%
Newfound Total Return Fund - Class I Shares	1.20%
Barclays Capital U.S. Aggregate Bond Index **	3.21%

Comparison of the Change in Value of a $10,000 Investment

* The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.50%, 2.25% and 1.25% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.
**The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Fixed income securities are subject to risks including inflationary and interest rate changes, among others. You cannot invest directly in one index and unmanaged index returns do not reflect any fees, expenses or sales charges.
(1) The Newfound Total Return Fund commenced operations on September 8, 2014.

The Fund’s holdings by asset class as of March 31, 2015, are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Debt	48.3%
Exchange Traded Funds - Equity	25.5%
Exchange Traded Funds - Alternative	2.8%
Other Assets in Excess of Liabilities	23.4%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Newfound Multi-Asset Income Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2015

The Fund’s performance figures* for the period ended March 31, 2015, compared to its benchmark:

Inception (1)
Newfound Multi-Asset Income Fund - Class A Shares	1.00%
Newfound Multi-Asset Income Fund - Class A Shares With Load	(4.81)%
Newfound Multi-Asset Income Fund - Class C Shares	0.50%
Newfound Multi-Asset Income Fund - Class I Shares	1.10%
S&P 500 Total Return Index **	4.49%
Barclays Capital U.S. Aggregate Bond Index ***	3.21%

Comparison of the Change in Value of a $10,000 Investment

* The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until July 31, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.60%, 2.35% and 1.35% of average daily net assets attributable to Class A, Class C, and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.75% of the purchase price. Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-855-394-9777.
** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.
***The Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Fixed income securities are subject to risks including inflationary and interest rate changes, among others. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.
(1) The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

The Fund’s holdings by asset class as of March 31, 2015 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Funds - Equity	69.0%
Exchange Traded Funds - Debt	27.5%
Short-Term Investments	0.1%
Other Assets Excess of Liabilities	3.4%
Total	100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Newfound Risk Managed Global Sectors Fund
SCHEDULE OF INVESTMENTS
March 31, 2015

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 99.9%
	EQUITY FUNDS - 99.9%
121,573	iShares Global Consumer Discretionary ETF	$10,998,709
118,637	iShares Global Consumer Staples ETF	10,863,590
171,962	iShares Global Financials ETF	9,797,535
107,282	iShares Global Healthcare ETF	11,566,072
156,035	iShares Global Industrials ETF	11,251,684
88,095	iShares Global Materials ETF	5,007,320
115,699	iShares Global Technology ETF	11,205,448
93,812	iShares Global Telecom ETF	5,750,675
660	iShares MSCI ACWI ETF	39,613
4,518	Vanguard Total World Stock ETF	278,264
		76.758.910

	TOTAL EXCHANGE TRADED FUNDS (Cost $74,140,706)	76.758.910
	SHORT-TERM INVESTMENTS - 0.8%
622,192	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.0% + (Cost $622,192)	622,192

	TOTAL INVESTMENTS - 100.7% (Cost $74,762,897) (a)	$77,381,102
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.7) %	(519,034)
	TOTAL NET ASSETS - 100.0%	$76,862,068

+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2015.
(a)
Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $75,623,022 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$2,976,147
Unrealized Depreciation:	(1,218,067)
Net Unrealized Appreciation:	$1,758,080

See accompanying notes to financial statements.

Newfound Total Return Fund
SCHEDULE OF INVESTMENTS
March 31, 2015

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 76.6%
	ALTERNATIVE FUNDS - 2.8%
510	PowerShares Multi-Strategy Alternative Portfolio *	$11,888

	DEBT FUNDS - 48.3%
159	Guggenheim Enhanced Short Duration ETF	7,960
308	iShares 20+ Year Treasury Bond ETF	40,253
404	iShares Core U.S. Aggregate Bond ETF	45,018
3,799	SPDR Barclays Short Term High Yield Bond ETF	110,931
		204,162
	EQUITY FUNDS - 25.5%
63	iShares Core S&P Small-Cap ETF	7,436
115	iShares Core US Growth ETF	9,329
74	iShares Core US Value ETF	9,986
275	IQ Merger Arbitrage ETF	7,931
254	ProShares RAFI Long/Short	10,350
197	PowerShares S&P 500 High Beta Port ETF	6,757
283	PowerShares S&P 500 Low Volatility Portfolio	10,734
504	ProShares Hedge Replication ETF *	21,731
160	QuantShares US Market Neutral Anti-Beta Fund *	3,216
47	SPDR S&P 500 ETF Trust	9,702
246	WisdomTree Managed Futures Strategy Fund *	10,893
		108,065

	TOTAL EXCHANGE TRADED FUNDS (Cost $317,810)	324,115

	SHORT-TERM INVESTMENTS - 0.0%
85	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.0% + (Cost $85)	85

	TOTAL INVESTMENTS - 76.6% (Cost $317,895) (a)	$324,200
	OTHER ASSETS IN EXCESS OF LIABILITIES - 23.4%	98,869
	TOTAL N ET ASSETS - 100.0%	$423,069

*	Non-Income producing security.
+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2015.
(a)
Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $319,843 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$7,915
Unrealized Depreciation:	(3,558)
Net Unrealized Appreciation:	$4,357

See accompanying notes to financial statements.

Newfound Multi-Asset Income Fund
SCHEDULE OF INVESTMENTS
March 31, 2015

Shares		Fair Value
	EXCHANGE TRADED FUNDS - 96.5%
	DEBT FUNDS - 27.5%
938	iShares 20+ Year Treasury Bond ETF	$122,587
2,615	iShares iBoxx Investment Grade Corporate Bond ETF	318,272
7,979	PowerShares Emerging Markets Sovereign Debt Portfolio	226,763
3,314	PowerShares Senior Loan Portfolio	79,834
		747,456
	EQUITY FUNDS - 69.0%
53,470	iShares Mortgage Real Estate Capped ETF	625,064
16,493	iShares US Preferred Stock ETF	661,535
5,782	PowerShares S&P 500 BuyWrite Portfolio	121,422
3,494	Vanguard Global U.S. Real Estate ETF	196,607
2,005	Vanguard High Dividend Yield ETF	136,941
1,638	Vanguard REIT ETF **	137,707
		1,879,276
	TOTAL EXCHANGE TRADED FUNDS (Cost $2,633,678)	2,626,732
	SHORT-TERM INVESTMENTS - 0.1%
1,906	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class 0.0% + (Cost $1,906)	1,906

	TOTAL INVESTMENTS - 96.6% (Cost $2,635,584) (a)	$2,628,638
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.4%	93,900
	TOTAL NET ASSETS - 100.0%	$2,722,538

**	REIT - Real Estate Investment Trust
+	Money market fund; interest rate reflects seven-day effective yield on March 31, 2015.
(a)
Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is 2,637,726 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$11,362
Unrealized Depreciation:	(20,450)
Net Unrealized Depreciation:	$(9,088)

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2015

	Newfound Risk	Newfound	Newfound Multi-
	Managed Global	Total Return	Asset Income
	Sectors Fund	Fund	Fund
ASSETS
Investment securities:
At cost	$74,762,897	$317,895	$2,635,584
At fair value	$77,381,102	$324,200	$2,628,638
Receivable due from Advisor	1,910	78,592	76,647
Dividends and interest receivable	1,419	78	17,599
Receivable for securities sold	3,156,005	—	102,687
Receivable for Fund shares sold	65,457	—	—
Prepaid expenses and other assets	49,141	42,654	42,654
TOTAL ASSETS	80,655,034	445,524	2,868,225
LIABILITIES
Distribution (12b-1) fees payable	1,944	46	90
Payable for investments purchased	3,754,907	—	121,983
Payable for Fund shares redeemed	1,716	—	—
Accrued expenses and other liabilities	34,399	22,409	23,614
TOTAL LIABILITIES	3,792,966	22,455	145,687
NET ASSETS	$76,862,068	$423,069	$2,722,538
Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$77,030,699	$416,332	$2,702,840
Accumulated net investment income (loss)	(249,214)	2,091	31,661
Accumulated net realized loss from security transactions	(2,537,622)	(1,659)	(5,017)
Net unrealized appreciation (depreciation) on investments	2,618,205	6,305	(6,946)
NET ASSETS	$76,862,068	$423,069	$2,722,538

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2015

	Newfound Risk	Newfound	Newfound Multi-
	Managed Global	Total Return	Asset Income
	Sectors Fund	Fund	Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$7,645,583	$209,797	$341,914
Shares of beneficial interest outstanding	760,361	20,759	33,846
Net asset value (Net Assets 4 Shares Outstanding) and redemption price per share (a)	$10.06	$10.11	$10.10
Offering price per share (5.75% sales charge)	$10.67	$10.73	$10.72

Class C Shares:
Net Assets	$439,285	$10,089	$17,575
Shares of beneficial interest outstanding	43,925	1,000	1,748
Net asset value (Net Assets 4 Shares Outstanding), offering price and redemption price per share (a)	$10.00	$10.09	$10.05

Class I Shares:
Net Assets	$68,777,200	$203,183	$2,363,049
Shares of beneficial interest outstanding	6,826,920	20,081	233,648
Net asset value (Net Assets 4 Shares Outstanding), offering price and redemption price per share (a)	$10.07	$10.12	$10.11

(a) Redemptions made within 30 days of purchase may be assesed a redemption fee of 1.00%.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF OPERATIONS
For the Period Ended March 31, 2015

	Newfound Risk	Newfound	Newfound Multi-
	Managed Global	Total Return	Asset Income
	Sectors Fund (a)	Fund (b)	Fund (c)
INVESTMENT INCOME
Dividends	$730,651	$4,859	$37,587
Interest	48	1	1
TOTAL INVESTMENT INCOME	730,699	4,860	37,588
EXPENSES
Investment advisory fees	408,322	1,756	4,424
Distribution (12b-1) fees:
Class A	3,788	228	308
Class C	612	189	95
Transfer agent fees	47,968	31,539	32,944
Administrative services fees	35,578	19,245	19,355
Accounting services fees	21,926	12,600	12,600
Professional fees	21,640	19,853	19,853
Trustees fees and expenses	8,756	6,419	6,420
Registration fees	31,970	21,600	21,600
Custodian fees	5,382	2,813	2,813
Printing expenses	14,817	4,581	4,653
Compliance officer fees	20,354	137	137
Other expenses	3,284	2,333	2,333
TOTAL EXPENSES	624,397	123,293	127,535

Less: Fees waived by an affiliate	(33,200)	(40,100)	(40,100)
Less: Fees waived and expenses reimbursed by the Advisor	(77,852)	(80,347)	(81,071)

NET EXPENSES	513,345	2,846	6,364
NET INVESTMENT INCOME	217,354	2,014	31,224

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from security transactions	(2,537,622)	(1,660)	(5,188)
Distributions of realized gains by underlying investment companies	—	1	171
Net change in unrealized appreciation (depreciation) on investments	2,618,205	6,305	(6,946)
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS	80,583	4,646	(11,963)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$297,937	$6,660	$19,261

(a) The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.
(b) The Newfound Total Return Fund commenced operations on September 8, 2014.
(c) The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS

Newfound Risk Managed Global Sectors Fund

For the
Period Ended
March 31, 2015 (a)
FROM OPERATIONS
Net investment income	$217,354
Net realized loss from security transactions	(2,537,622)
Net change in unrealized appreciation on investments	2,618,205
Net increase in net assets resulting from operations	297,937

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital
Class A	(339)
Class C	(17)
Class I	(23,308)
From net investment income
Class A	(6,021)
Class C	(235)
Class I	(460,312)
From distributions to shareholders	(490,232)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	7,928,721
Class C	445,052
Class I	70,810,747
Distributions Reinvested
Class A	4,599
Class C	252
Class I	467,345
Redemption fee proceeds
Class A	33
Class C	1
Class I	1,517
Cost of Shares Redeemed
Class A	(306,079)
Class I	(2,297,825)
Net increase in net assets from shares of beneficial interest	77,054,363

TOTAL INCREASE IN NET ASSETS	76,862,068

NET ASSETS
Beginning of Period	–
End of Period *	$76,862,068
*Includes accumulated net investment loss of:	$(249,214)
(a) The Newfound Managed Global Sectors Fund commenced operations on May 19, 2014.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Newfound Risk Managed Global Sectors Fund

For the Period Ended March 31, 2015 (a)
SHARE ACTIVITY
Class A:
Shares Sold	790,110
Shares Reinvested	455
Shares Redeemed	(30,204)
Net increase in shares of beneficial interest outstanding	760,361

Class C:
Shares Sold	43,900
Shares Reinvested	25
Net increase in shares of beneficial interest outstanding	43,925

Class I:
Shares Sold	7,008,610
Shares Reinvested	46,226
Shares Redeemed	(227,916)
Net increase in shares of beneficial interest outstanding	6,826,920
(a) The Newfound Managed Global Sectors Fund commenced operations on May 19, 2014.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Newfound Total Return Fund

For the Period Ended March 31, 2015 (a)
FROM OPERATIONS
Net investment income	$2,014
Net realized loss from security transactions	(1,660)
Distributions of realized gains by underlying investment companies	1
Net change in unrealized appreciation on investments	6,305
Net increase in net assets resulting from operations	6,660

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	217,000
Class C	80,000
Class I	200,000
Cost of Shares Redeemed
Class A	(10,151)
Class C	(70,440)
Net increase in net assets from shares of beneficial interest	416,409

TOTAL INCREASE IN NET ASSETS	423,069

NET ASSETS
Beginning of Period	—
End of Period *	$423,069
‘Includes accumulated net investment income of:	$2,091
(a) The Newfound Total Return Fund commenced operations on September 8, 2014.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Newfound Total Return Fund

For the Period Ended March 31, 2015 (a)
SHARE ACTIVITY
Class A:
Shares Sold	21,763
Shares Redeemed	(1,004)
Net increase in shares of beneficial interest outstanding	20,759

Class C:
Shares Sold	7,988
Shares Redeemed	(6,988)
Net increase in shares of beneficial interest outstanding	1,000

Class I:
Shares Sold	20,081
Net increase in shares of beneficial interest outstanding	20,081

(a) The Newfound Total Return Fund commenced operations on September 8, 2014.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Newfound Multi-Asset Income Fund

For the Period Ended March 31, 2015 (a)
FROM OPERATIONS
Net investment income	$31,224
Net realized loss from security transactions	(5,188)
Distributions of realized gains by underlying investment companies	171
Net change in unrealized depreciation on investments	(6,946)
Net increase in net assets resulting from operations	19,261

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold
Class A	335,877
Class C	17,400
Class I	2,350,000
Net increase in net assets from shares of beneficial interest	2,703,277

TOTAL INCREASE IN NET ASSETS	2,722,538

NET ASSETS
Beginning of Period	—
End of Period*	$2,722,538
‘Includes accumulated net investment income of:	$31,661

(a) The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

See accompanying notes to financial statements.

The Newfound Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Newfound Multi-Asset Income Fund

For the Period Ended March 31, 2015 (a)
SHARE ACTIVITY
Class A:
Shares Sold	33,846
Net increase in shares of beneficial interest outstanding	33,846

Class C:
Shares Sold	1,748
Net increase in shares of beneficial interest outstanding	1,748

Class I:
Shares Sold	233,648
Net increase in shares of beneficial interest outstanding	233,648

(a) The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Newfound Risk Managed Global Sectors fund
	Class A		Class C		Class I
	Period Ended		Period Ended		Period Ended
	March 31, 2015 (1)		March 31, 2015 (1)		March 31, 2015 (1)

Net asset value, beginning of period	$10.00		$10.00		$10.00

Activity from investment operations:
Net investment income (loss) (2)(10)	(0.07)		(0.13)		0.06
Net realized and unrealized gain on investments (10)	0.20		0.19		0.09
Total from investment operations	0.13		0.06		0.15

Less distributions from:
Return of capital’	(0.00	) (9)	(0.00	) (9)	(0.00	) (9)
Net investment income	(0.07)		(0.06)		(0.08)
Total distributions	(0.07)		(0.06)		(0.08)

Paid-in-Capital From Redemption Fees (9)	—		—		—

Net asset value, end of period	$10.06		$10.00		$10.07

Total return (3)(8)	1.31%		0.58%		1.49%

Net assets, at end of period (000s)	$7,646		$439		$68,777
Ratio of gross expenses to average net assets (4)(5)(6)	1.95%		2.70%		1.70%
Ratio of net expenses to average net assets (5)(6)	1.75%		2.50%		1.50%
Ratio of net investment income to average net assets (5)(7)	(0.81)%		(1.46)%		0.67%
Portfolio Turnover Rate (8)	173%		173%		173%

(1)	The Newfound Risk Managed Global Sectors Fund commenced operations on May 19, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Not annualized.
(9)	Amount represents less than $0.01 per share.
(10)
Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Newfound Total Return Fund
	Class A	Class C	Class I
	Period Ended	Period Ended	Period Ended
	March 31, 2015 (1)	March 31, 2015 (1)	March 31, 2015 (1)

Net asset value, beginning of period	$10.00	$10.00	$10.00

Activity from investment operations:
Net investment income (2)(9)	0.06	0.04	0.06
Net realized and unrealized gain on investments (9)	0.05	0.05	0.06
Total from investment operations	0.11	0.09	0.12

Net asset value, end of period	$10.11	$10.09	$10.12

Total return (3)(8)	1.10%	0.90%	1.20%

Net assets, at end of period (000s)	$210	$10	$203
Ratio of gross expenses to average net assets (4)(5)(6)	63.88%	64.63%	63.63%
Ratio of net expenses to average net assets (5)(6)	1.50%	2.25%	1.25%
Ratio of net investment income to average net assets (5)(7)	1.03%	0.62%	1.10%
Portfolio Turnover Rate (8)	104%	104%	104%

(1)	The Newfound Total Return Fund commenced operations on September 8, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Not annualized.
(9)
Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period Presented

	Newfound Multi-Asset Income Fund
	Class A	Class C	Class I
	Period Ended	Period Ended	Period Ended
	March 31, 2015 (1)	March 31, 2015 (1)	March 31, 2015 (1)

Net asset value, beginning of period	$10.00	$10.00	$10.00

Activity from investment operations:
Net investment income (2)(9)	0.30	0.27	0.43
Net realized and unrealized loss on investments (9)	(0.20)	(0.22)	(0.32)
Total from investment operations	0.10	0.05	0.11

Net asset value, end of period	$10.10	$10.05	$10.11

Total return (3)(8)	1.00%	0.50%	1.10%

Net assets, at end of period (000s)	$342	$18	$2,363

Ratio of gross expenses to average net assets (4)(5)(6)	29.17%	29.92%	28.92%
Ratio of net expenses to average net assets (5)(6)	1.60%	2.35%	1.35%
Ratio of net investment income to average net assets (5)(7)	5.39%	4.77%	7.58%
Portfolio Turnover Rate (8)	59%	59%	59%

(1)	The Newfound Multi-Asset Income Fund commenced operations on September 8, 2014.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor and affiliates.
(5)	Annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8)	Not annualized.
(9)
Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

See accompanying notes to financial statements.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2015

1.  ORGANIZATION

The Newfound Risk Managed Global Sectors Fund (“Risk Managed Global Sectors Fund”), the Newfound Total Return Fund (“Total Return Fund”), and the Newfound Multi-Asset Income Fund (“Multi-Asset Income Fund”) (collectively the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust III (the “Trust”), a Delaware statutory trust organized under the laws of the state of Delaware registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company. The Risk Managed Global Sectors Fund primarily seeks long term capital appreciation and secondarily seeks capital preservation. The Total Return Fund seeks capital appreciation and income. The MultiAsset Income Fund seeks income with capital appreciation as a secondary objective. The Risk Managed Global Sectors Fund commenced operations on May 19, 2014. The Total Return Fund and Multi-Asset Income Fund commenced operations on September 8, 2014.

The Funds currently offer Class A, Class C, and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the respective Fund and classes of a Fund are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares of a Fund have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation– Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or subadvisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds– The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2015, for the Funds’ assets and liabilities measured at fair value:

Risk Managed Global Sectors Fund
Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$76,758,910	$—	$—	$76,758,910
Short-Term Investments	622,192	—	—	622,192
Total	$77,381,102	$—	$—	$77,381,102

Total Return Fund
Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$324,115	$—	$—	$324,115
Short-Term Investments	85	—	—	85
Total	$324,200	$—	$—	$324,200

Multi-Asset Income Fund
Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$2,626,732	$—	$—	$2,626,732
Short-Term Investments	1,906	—	—	1,906
Total	$2,628,638	$—	$—	$2,628,638

The Funds did not hold any Level 2 or Level 3 securities during the period.
There were no transfers into and out of any Level during the current period presented.
It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.
*Refer to the Schedule of Investments for classification by asset class.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually for the Risk Managed Global Sectors Fund, and quarterly for the Total Return Fund, and Multi-Asset Income Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded, as of or during the period ended March 31, 2015, or are expected to be taken in the Funds’ 2015 tax returns. The Funds identified their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. During the period, the Funds did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.     INVESTMENT TRANSACTIONS

For the period ended March 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $150,313,095 and $73,634,767, respectively, for Risk Managed Global Sectors Fund, $659,328 and $339,858, respectively, for Total Return Fund and $3,256,495 and $617,311, respectively, for Multi-Asset Income Fund.

4.     INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Newfound Research, LLC serves as the Funds’ investment advisor (the “Advisor”). Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, calculated and accrued daily and paid monthly, at an annual rate of 1.15%, 0.90%, and 1.00% of the Risk Managed Global Sectors Fund’s, Total Return Fund’s, and Multi-Asset Income Fund’s average daily net assets, respectively.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until July 31, 2016 to waive a portion of its management fees and reimburse expenses of each Fund, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 1.75%, 2.50% and 1.50% of average daily net

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

assets attributable to the Risk Managed Global Sectors Fund Class A, Class C, and Class I shares, respectively, 1.50%, 2.25%, and 1.25% attributable to the Total Return Fund Class A, Class C, and Class I shares, respectively, and 1.60%, 2.35%, and 1.35% attributable to the Multi-Asset Income Fund Class A, Class C and Class I shares, respectively.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s management fees are subsequently less than the agreed upon percentage of average daily net assets attributable to Class A, Class C, and Class I shares, the Advisor shall be entitled to reimbursement by the Fund for such waiver. For the period ended March 31, 2015, the Advisor waived $77,852, $80,347, and $81,071 in expenses for the Risk Managed Global Sectors Fund, Total Return Fund, and Multi-Asset Income Fund, respectively. As of March 31, 2015 the Advisor has $239,270 of waived/reimbursed expenses that may be recovered no later than March 31, 2018 as indicated below:

2018
Risk Managed Global Sectors Fund	$77,852
Total Return Fund	$80,347
Multi-Asset Income Fund	$81,071

During the period ended March 31, 2015, Gemini Fund Services reimbursed $33,200, $40,100, and $40,100 in expenses for the Risk Managed Global Sectors Fund, Total Return Fund, and Multi-Asset Income Fund, respectively, and are not subject to recoupment.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to the Class A shares and Class C shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, and Class I shares. During the year ended March 31, 2015, the Distributor received $44,480, $0, and $0 in underwriting commissions for Class A shares, Class C shares, and Class I shares, respectively for the Newfound Risk Managed Global Sectors Fund, of which $6,233, $0, and $0 was retained by the principal underwriter or other affiliated broker-dealers for Class A shares, Class C shares, and Class I shares, respectively. The Total Return Fund and Multi-Asset Income Fund both did not have any underwriting commissions for all classes.

The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, for providing shareholder services and for promotional and other sales-related costs. For the period ended March 31, 2015, the Funds accrued the following fees:

Fund	Fee
Risk Managed Global Sectors Fund	$4,400
Total Return Fund	417
Multi-Asset Income Fund	403

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

5.     UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses.

The Total Return Fund currently seeks to achieve its investment objective by investing a portion of its assets in SPDR Barclays Short Term High Yield Bond ETF (the “Security”). The Fund may redeem its investments from the Security at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Total Return Fund may be directly affected by the performance of the Security. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the Security’s N-CSR’s available at “www.sec.gov” or on the Fund’s website, “www.spdrs.com.” As of March 31, 2015 the percentage of the Total Return Fund’s net assets invested in SPDR Barclays Short Term High Yield Bond ETF was 26.22%.

6.     REDEMPTION FEES

A 1.00% redemption fee is imposed by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions of shares made within 90 days of purchase date. Redemption fees are recorded by the Fund as a redemption of Fund shares and as a credit to paid-in-capital. For the year ended March 31, 2015, the Risk Managed Global Sectors Fund received $1,551 in redemption fees.

7.     DISTRICUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the period ended March 31, 2015 was as follows:

For the period ended March 31, 2015
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Risk Managed Global Sectors Fund	$466,568	$—	$23,664	$490,232
Total Return Fund	—	—	—	—
Multi-Asset Income Fund	—	—	—	—

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

As of March 31, 2015, the components of accumulated earnings/(deficit) on a tax basis was as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
Risk Managed Global Sectors Fund	$—	$—	$(697,094)	$—	$(1,229,617)	$1,758,080	$(168,631)
Total Return Fund	2,331	49	—	—	—	4,357	6,737
Multi-Asset Income Fund	31,661	—	(1,364)	—	(1,511)	(9,088)	19,698

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Risk Managed Global Sectors Fund	$249,214
Total Return Fund	—
Multi-Asset Income Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Fund	Losses
Risk Managed Global Sectors Fund	$980,403
Total Return Fund	—
Multi-Asset Income Fund	1,511

At March 31, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
Fund	Short-Term	Long-Term	Total
Risk Managed Global Sectors Fund	$697,094	$—	$697,094
Total Return Fund	—	—	—
Multi-Asset Income Fund	1,364	—	1,364

Permanent book and tax differences, primarily attributable to the tax treatment of non-deductible expenses, resulted in reclassification for the period ended March 31, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
Risk Managed Global Sectors Fund	$(23,664)	$23,664	$—
Total Return Fund	(77)	77	—
Multi-Asset Income Fund	(437)	437	—

The Newfound Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2015

8.     CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2015, Charles Schwab & Co. was the record owner of 47.23% of the Total Return Fund’s outstanding shares, SP Investment Associates was the record owner of 31.80% of the Risk Managed Global Sectors Fund’s outstanding shares, and Newfound Research, LLC was the record owner of 73.62% of the Multi-Asset Income Fund’s outstanding shares. Charles Schwab & Co., SP Investment Associates, and Newfound Research, LLC may be the beneficial owner of some or all of the shares for each respective Fund, or may hold the shares for the benefit of others. As a result, Charles Schwab & Co., SP Investment Associates, and Newfound Research, LLC may be deemed to control the Total Return Fund, Risk Managed Global Sectors Fund, and Multi-Asset Income Fund, respectively.

9.     SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III
and the Shareholders of Newfound Risk Managed Global Sectors Fund, Newfound Total Return Fund,
and Newfound Multi-Asset Income Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Newfound Risk Managed Global Sectors Fund, Newfound Total Return Fund and Newfound Multi-Asset Income Fund (collectively the Funds), each a separate series of Northern Lights Fund Trust III, as of March 31, 2015, and the related statements of operations, changes in net assets and the financial highlights for the periods from each respective Fund’s commencement of operations through March 31, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned and securities sold short as of March 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Newfound Risk Managed Global Sectors Fund, Newfound Total Return Fund and Newfound Multi-Asset Income Fund as of March 31, 2015, and the results of their operations, the changes in their net assets and the financial highlights for the periods from each Fund’s commencement of operations through March 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado
June 1,2015

The Newfound Funds
ADVISORY AGREEMENT
March 31, 2015

Approval of Advisory Agreement - Newfound Risk Managed Global Sectors Fund

          In connection with a meeting held on February 12, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the investment advisory agreements (the “Advisory Agreement”) between Newfound Research, LLC (“NFR”) and the Trust, with respect to the Newfound Risk Managed Global Sectors Fund (“Newfound” or the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to Newfound and the Advisory Agreement.

          The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreement.

          Nature, Extent & Quality of Service. The Board noted that NFR was established in August 2008 as a financial technology and product innovation firm creating rule based, behavior driven investment strategies of customized multi-asset portfolios based on its proprietary intellectual property and analytics. The Board noted that currently, NFR serves as a sub-adviser to three mutual funds and has clients comprised of mutual fund families, sponsors of separately managed accounts and unified managed accounts, and institutional investors, totaling approximately $19 billion in assets. The Board reviewed the background information of the key investment personnel responsible for servicing the Fund and was satisfied with the diverse experience in financial law compliance, corporate law, computer science education in computational finance, financial industry experience at some major investment banks, and their ability to create and manage rule based ETF portfolios. The Board noted that in managing the Risk Managed Global Sector strategy, NFR will utilize its quantitative model and research to generate the Fund’s holdings in large cap global equities. The Board was impressed with the investment personnel’s skill set and use of computer modeling, statistics, and mathematics to create and develop quantitative rule based strategies for their clients. As demonstrated by the $19 billion in assets currently being managed using NFR’s customized strategies, the Board concluded NFR is committed to the next stage of their advisory business and is fully capable of providing high quality service to the Fund and to the benefit of the shareholders.

          Performance. While the Fund has not yet commenced trading, the Board reviewed the results presented on the Newfound Risk Managed Global Sectors Index (“NFR Index”), an NFR created index that the Fund seeks to track, and considered that while the NFR Index was only calculated in real time using current market data starting in August 20, 2013, prior market data back to August 2002 is hypothetical and was back-tested by NFR. The Board noted that the NFR Index returned 22.00% for one year, 12.10% over five years, 9.80% over ten years and

The Newfound Funds
ADVISORY AGREEMENT (Continued)
March 31, 2015

11.00% since its inception in August 2002. The Board noted that over the same periods the benchmark selected by NFR, retuned 22.1%, 14.00%, 6.40%, and 7.70%, over those same time periods. The Board also reviewed the performance of NFR’s sub-advised funds and noted that, while the funds have only operated for a limited time period, the performance data was helpful to their deliberations. While past performance is not indicative of future returns, the Board concluded the Adviser has the potential to provide reasonable returns up to the expectations of the Board.

          Fees & Expenses. The Board noted that NFR proposed a management fee of 1.15%, which was slightly higher than the adviser selected peer group average of 1.12%, but within the high/low range of fees charged by the those funds (1.00% - 1.89%). The Board further noted that the advisory fee was higher than the Morningstar World Stock category average of 0.79%, but within the range of fees charged by the funds in the category (0.00% - 1.35%). With respect to the estimated expense ratio (1.75%), the Board noted it is lower than the peer group average of 1.90%, higher than Morningstar category average of 1.33%, but within the range of fees presented for each. The Board noted that the management fee structure is comparable to similar funds and concluded the management fee is not unreasonable.

          Economies of Scale. The Board discussed the anticipated size of the Fund, and its prospect for growth during the initial term of the Advisory Agreement. The Trustees concluded that based on the anticipated size of the Fund, meaningful economies justifying breakpoints will not likely be realized during the initial term of the Advisory Agreement. However, a representative of NFR agreed that NFR would be willing to evaluate implementation of breakpoints as the Fund grows and it achieves economies of scale. The Board agreed to monitor and address the issue at the appropriate time.

          Profitability. The Board considered the anticipated profits to be realized by NFR in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Trustees noted that NFR anticipates earning no profit in connection with its relationship with the Fund during the initial year of the agreement. The Board was satisfied that NFR’s anticipated profitability level associated with its relationship with the Fund is reasonable.

          Conclusion. Having requested and received such information from the NFR as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structure was reasonable in the circumstances and that approval of the Advisory Agreement was in the best interests of the Trust and the future shareholders of Newfound.

The Newfound Funds
ADVISORY AGREEMENT (Continued)
March 31, 2015

Approval of Advisory Agreements - Newfound Multi-Asset Income Fund and Newfound Total Return Fund

          In connection with a meeting held on August 27, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust III (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised, discussed the approval of the investment advisory agreements (the “Advisory Agreements”) between Newfound Research, LLC (“NFR”) and the Trust, with respect to the Newfound Multi-Asset Income Fund (“Newfound MAI”) and the Newfound Total Return Fund (“Newfound TR”, and, along with Newfound MAI, each a “Fund”, and collectively, the “Funds”). In considering the approval of the Advisory Agreements, the Trustees received materials specifically relating to the Advisory Agreements.

          The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The Trustees conclusions were based on an evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the Advisory Agreements.

          Nature, Extent & Quality of Service. The Board noted that NFR was established in August 2008 as a financial technology and product innovation firm creating rule based, behavior driven investment strategies of customized multi-asset portfolios based on its proprietary intellectual property and analytics. The Board noted NFR manages approximately $26 million in assets directly, and licenses the data from their quantitative models to institutional clients comprised of mutual fund families, sponsors of separately managed accounts and unified managed accounts, and institutional investors comprising of approximately $23 billion in assets. The Board reviewed the background information of the key investment personnel responsible for servicing the Funds and was satisfied with the diverse experience in financial compliance, computational finance, investment banking, and their ability to create and manage rules based ETF portfolios. The Board reviewed NFR’s investment process and noted that NFR will utilize its rules based quantitative model and research to generate the investments for the Funds and limit sector allocations as indicated. They also noted that NFR will regularly monitor these investments to ensure they are performing as expected in different market environments and adjust the investment vs. cash allocation for volatility when the model signals indicate. With the understanding that not all strategy risks can be eliminated, the Board reviewed NFR’s risk management philosophy for each Fund and was satisfied with its approach, noting that the quantitiative models appear to be designed to respond appropriately to changing market environments and that having highly diversified strategies should offer a strong level of protection, in addition to the risk mitigating features built into the model. The Board reviewed NFR’s best execution practices and noted that they appeared to have a strong process in place to both select and continuously review broker/dealers selected for portfolio transactions. In addition, the Board observed that NFR has had no material compliance or litigation issues to

The Newfound Funds
ADVISORY AGREEMENT (Continued)
March 31, 2015

report over the past three years. The Board concluded the NFR appears capable of providing high quality service to the Funds and to the Funds’ future shareholders.

          Performance.

          Newfound TR – The Board reviewed the performance of the Newfound Core Bond Alternative Index (“NCBAI”), which NFR intends to have the Fund track. The Board reflected that the NCBAI was created on March 31, 2014 and the performance data prior to that date is hypothetical and back-tested by the Adviser. The Board noted that the NCBAI returned 5.98%, 7.41%, and 6.73% for the one year, five year and since inception (August 2008) periods, respectively, outperforming the benchmark Barclays Aggregated Bond Index’s returns of 2.78%, 4.64%, and 4.86% over the same time periods, respectfully.

          Newfound MAI– The Board reviewed the performance of the Newfound Risk Managed Income Index (“NRMII”), which NFR intends to have the Fund track. The Board reflected that the NRMII was created on September 14, 2013 and the performance data prior to that date is hypothetical and back-tested by the Adviser. The Board noted that the NRMII returned 9.81%, 10.98%, and 9.60% for the one year, five year and since inception (August 2008) periods, respectively, outperforming the benchmark Barclays Aggregated Bond Index’s returns of 2.78%, 4.64%, and 4.86% over the same time periods, respectfully. When compared to the S&P 500, the NRMII underperformed the 1-year and 5-year period, which was to be expected during periods of strong equity returns, but was close to equal for the S&P 500 since inception (August 2008).

          The Board noted that while only a portion of the data for both Funds was based on actual performance, with the balance of data the result of back-testing, it expressed satisfaction that the results of both the NCBAI and NRMII as compared to their respective benchmarks showed that both strategies had the potential to perform well. While past performance is not indicative of future results, the Board concluded NFR has the potential to provide satisfactory performance for each Fund’s future shareholders.

          Fees & Expenses.

          Newfound TR– The Board noted that the NFR has proposed an annual management fee of 0.90%, which is higher than the peer group average of 0.86% and the Morningstar category average of 0.43%, but within the range of both the peer group (0.25% - 1.75%) and Morningstar category (0.10% - 0.92%). The Board further noted that the proposed expense ratio will be capped at 1.50% which is near the peer group average of 1.46%, but higher than the Morningstar average of 0.90%, and within the range of both the peer group (0.83% - 2.72%), and Morningstar category (0.51% - 1.86%). The Board observed that several funds in both the peer group and Morningstar categories are from large mutual fund complexes that contain significant assets, enabling them to have achieved some economies of scale and, therefore, lower fees. The Board noted that the funds in the peer group with lower assets amounts had comparable fees and expenses to the fees proposed for Newfound TR. Given this and the tactical nature of the strategy employed by NFR, the Board concluded the management fee is reasonable.

The Newfound Funds
ADVISORY AGREEMENT (Continued)
March 31, 2015

          Newfound MAI– The Board noted that the NFR has proposed an annual management fee of 1.00%, which is higher than the peer group average of 0.84%, and the Morningstar Category average of 0.78%., but within the range of both the peer group (0.56% - 1.25%) and Morningstar category (0.00% - 1.50%). The Board further noted that the proposed expense ratio will be capped at 1.60% which is higher than the peer group average of 1.46% and the Morningstar average of 1.34%, but within the range of both the peer group (0.80% - 2.21%), and Morningstar category (0.25% - 2.74%). The Board observed that, as with Newfound TR, several funds in both the peer group and Morningstar categories are from large mutual fund complexes that contain significant assets, enabling them to have achieved some economies of scale and, therefore, lower fees. The Board noted that the funds in the peer group with lower assets amounts had comparable fees and expenses to the fees proposed for Newfound MAI. Given this and the tactical nature of the strategy employed by NFR, the Board concluded the management fee is reasonable.

          Economies of Scale. The Board discussed the anticipated size of both Newfound TR and Newfound MAI and their prospects for growth. The Trustees concluded that it is not clear when NFR will begin to realize meaningful economies of scale, but they will engage NFR in negotiations as the Funds grow to a meaningful size. They noted a representative of NFR agreed that it would be willing to evaluate breakpoints in the future. The Board agreed to monitor and address the issue at the appropriate time.

          Profitability. The Board considered the anticipated profits to be realized by NFR in connection with the operation of both Newfound TR and Newfound MAI and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds. The Trustees noted that NFR anticipates to incur a modest loss in terms of actual dollars and percentage of revenues from its relationship with the Funds during the initial term of the Advisory Agreements. The Board concluded that, as NFR did not expect to earn a profit from its relationship with the Funds, that the profitability level associated with its relationship with the Funds would not be unreasonable.

          Conclusion. Having requested and received such information from the NFR as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of independent counsel, the Board concluded that the advisory fee structures were reasonable in the circumstances and that approval of the Advisory Agreements was in the best interests of the Trust and the future shareholders of Newfound TR and Newfound MAI.

The Newfound Funds
Expense Examples (Unaudited)
March 31, 2015

Example
As a shareholder of a Fund you will incur two types of costs: (1) transaction costs, including sales loads and redemption fees; and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses
The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from each Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes
The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value 9/30/14	Ending Account Value 3/31/15	Expenses Paid During Period	Ending Account Value 3/31/15	Expenses Paid During Period

Newfound Risk Managed Global Sectors Fund – Class A(a)	1.75%	$1,000.00	$1,008.10	$8.76	$1,016.21	$8.80
Newfound Risk Managed Global Sectors Fund – Class C (a)	2.50%	$1,000.00	$1,003.80	$12.49	$1,012.47	$12.54
Newfound Risk Managed Global Sectors Fund – Class I (a)	1.50%	$1,000.00	$1,008.90	$7.51	$1,017.45	$7.54
Newfound Total Return Fund – Class A (a)	1.50%	$1,000.00	$1,022.20	$7.56	$1,017.45	$7.54
Newfound Total Return Fund – Class C (a)	2.25%	$1,000.00	$1,021.30	$11.34	$1,013.71	$11.30
Newfound Total Return Fund – Class I (a)	1.25%	$1,000.00	$1,023.30	$6.31	$1,018.70	$6.29
Newfound Multi-Asset Income Fund – Class A (a)	1.60%	$1,000.00	$1,031.70	$8.10	$1,016.95	$8.05
Newfound Multi-Asset Income Fund – Class C (a)	2.35%	$1,000.00	$1,027.60	$11.88	$1,013.21	$11.80
Newfound Multi-Asset Income Fund – Class I (a)	1.35%	$1,000.00	$1,032.70	$6.84	$1,018.20	$6.79

(a) Actual Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 365.

NEWFOUND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address* Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James U. Jensen 1944	T rustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2008); Of Counsel, Woodbury & Kesler (law firm, 2004-2008); Legal Consultant, Jensen Consulting (20042008).	31
Wasatch Funds Trust, (since 1986); Agricon Global Corporation, formerly Bayhill Capital
Corporation (large scale farming in Ghana, West Africa) (since December 2007 to February 2014); Lifetime Achievement Fund, Inc. (February 2012 to April 2012).

Patricia Luscombe 1961	T rustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since 2007).	31	None
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	131	Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Lifetime Achievement Fund, Inc. (February 2012 to April 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor 1964	Trustee	Since February 2012, Indefinite	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of	131	Alternative Strategies Fund (since June 2010); Lifetime Achievement
3/31/15-NLFT III-V2

NEWFOUND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2015

Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002-2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA ( 2008-2011).
Fund, Inc. (Director and Audit Committee Chairman) (February 2007 to April 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007).
Jeffery D. Young 1956	T rustee	Since January 2015, Indefinite	Retired (since 2014); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (1976-2014).	31	PS Technology, Inc. (2010-2013).

* The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Omaha, Nebraska 68130.
** The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Northern Lights Fund Trust, Northern Lights Fund Trust II and Northern Lights Variable Trust.

3/31/15-NLFT III-V2

NEWFOUND FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2015
Officers of the Trust
Name, Address Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President	Since February 2012, indefinite
Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 - 2008); and President and Manager, GemCom LLC (2004 - 2011).

Brian Curley 80 Arkay Drive Hauppauge, NY 11788 1970	Treasurer	Since February 2013, indefinite
Vice President, Gemini Fund Services, LLC (2015 to present), Assistant Vice President, Gemini Fund Services, LLC (April 2012 to December 2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008 - 2012); Senior Associate of Fund Administration, Morgan Stanley (1999 - 2008).

Eric Kane 80 Arkay Drive Hauppauge, NY 11788 1981	Secretary	Since November 2013, indefinite
Assistant Vice President, Gemini Fund Services, LLC (2014 to present), Staff Attorney, Gemini Fund Services, LLC (March, 2013 to July 2014), Law Clerk, Gemini Fund Services, LLC (October, 2009 to March, 2013), Legal Intern, NASDAQ OMX (January 2011 to September 2011), Hedge Fund Administrator, Gemini Fund Services, LLC (January 2008 to August 2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (October 2006 to January 2008)

William Kimme 17605 Wright Street Omaha, NE 68130 1962	Chief Compliance Officer	Since February 2012, indefinite
Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (August, 2009-September 2011); Assistant Director, FINRA (January 2000-August 2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-394-9777.

3/31/15-NLFT III-V2

PRIVACY NOTICE	Rev. February 2014

NORTHERN LIGHTS FUND TRUST III

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ assets, account transfers and transaction history
■ investment experience and risk tolerance
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes-
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes- to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes- information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes- information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-888-339-4230

What we do
How does Northern Lights Fund Trust III protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?	We collect your personal information, for example, when you
	■	open an account or give us contact information
	■	provide account information or give us your income information
	■	make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

	■	sharing for affiliates’ everyday business purposes—information about your creditworthiness
	■	affiliates from using your information to market to you
	■	sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	■	Northern Lights Fund Trust III doesn’t share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	■	Northern Lights Fund Trust III doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	■	Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended March 31 as well as a description of the policies and procedures that the Funds uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-394-9777 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file, or will file other complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available, or will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-394-9777.

INVESTMENT ADVISOR
Newfound Research, LLC
425 Boylston Street, 3rd Floor
Boston, Massachusetts 02116

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The board of directors of the fund has determined that Mark Taylor is an independent audit committee financial expert.

(a)(2) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $40,500

(b)	Audit-Related Fees

2015 – None

(c)	Tax Fees

2015 - $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 – None

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 6/10/2015

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 6/10/2015